                                                                               .
                                                                               .
                                                                               .
   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 13, 2004

                                                                                                                    DAYRATE
RIG NAME           WD         DESIGN          LOCATION      STATUS*        OPERATOR         CURRENT TERM            ($000S)
--------           --         ------          --------      -------        --------         ------------            -------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)

Ocean Quest       3,500'   Victory Class        GOM        Contracted    Noble Energy    one well plus option       low 50's


Ocean Star        5,500'   Victory Class        GOM        Contracted     Kerr-McGee     fourth of four wells       low 60's


                                                                                         third of three wells
Ocean America     5,500'   Ocean Odyssey        GOM        Contracted      Mariner           plus option            mid 70's


                                                                                         second of three wells
Ocean Valiant     5,500'   Ocean Odyssey        GOM        Contracted        ENI             plus option           high 50's


Ocean Victory     5,500'   Victory Class        GOM        Contracted    W&T Offshore          two wells            mid 40's



                           DP Aker H-3.2
Ocean Confidence  7,500'   Modified             GOM        Contracted         BP            five-year term           170's


DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)


Ocean Concord     2,200'   F&G SS-2000          GOM         Shipyard         DODI                 --                  --


Ocean Lexington   2,200'   F&G SS-2000          GOM        Contracted   Walter Oil & Gas  one well plus option     high 30's


Ocean Saratoga    2,200'   F&G SS-2000          GOM        Contracted        LLOG          one well extension       mid 40s



RIG NAME            Start Date              Est. End Date              Future Contract and Other Information
--------            ----------              -------------              -------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)

                                                                       LOI for one well plus option in mid
                                                                       70's beginning mid Nov. and ending mid
                                                                       Dec. 2004, subject to Noble Energy
Ocean Quest      early Sept. 2004           mid Nov. 2004              option. Available; actively marketing.

                                                                       220 day extension with Kerr-McGee in
                                                                       high 70's beginning mid Oct. 2004 and
                                                                       ending mid May 2005. Available;
Ocean Star       early June 2004            mid Oct. 2004              actively marketing.

                                                                       One well extension plus option with
                                                                       Mariner in mid 80's beginning early
                                                                       Oct. 2004 and ending late Dec. 2004.
Ocean America     mid June 2004            early Oct. 2004             Available; actively marketing.

                                                                       LOI for one well plus options in mid
                                                                       80's beginning mid Oct. and ending mid
                                                                       Dec. 2004. Available; actively
Ocean Valiant     late Dec. 2003             mid Oct. 2004             marketing.

                                                                       Rate adjusts to mid 70's in late Sept.
                                                                       LOI for one well plus option in mid
                                                                       90's beginning late Nov. 2004 and
                                                                       ending late Jan. 2005. Available;
Ocean Victory      mid Aug. 2004            late Nov. 2004             actively marketing.

Ocean Confidence  early Jan. 2001           early Jan. 2006            Available; actively marketing.


DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)


                                                                       Approximately 120 days maintenance
                                                                       beginning early June and ending early
                                                                       Oct. 2004. One well plus options with
                                                                       Kerr-McGee in mid 50's beginning early
                                                                       Oct. and ending late Nov. 2004. LOI for
                                                                       one well in mid 50's beginning late
                                                                       Nov. 2004 and ending late Jan. 2005.
Ocean Concord          --                         --                   Available; actively marketing.

                                                                       Three well extension with Walter
                                                                       beginning in early Sept. and ending in
                                                                       mid Dec. 2004. Rate for first well in
                                                                       mid 40's, second and third wells in
                                                                       high 40's. Three additional extension
                                                                       wells with Walter beginning in mid Dec.
                                                                       2004 and ending mid-March 2005. Rate
                                                                       for first and second wells in mid 50s
                                                                       with third well in low 60s. Available;
Ocean Lexington    late March 2004          mid March 2005             actively marketing.

                                                                       One additional well plus option with
                                                                       LLOG in low 50s beginning mid Sept. and
                                                                       ending mid Oct. 2004. Available;
Ocean Saratoga      late June 2004          mid Sept. 2004             actively marketing.

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 13, 2004


     RIG NAME           WD            DESIGN             LOCATION   STATUS*         OPERATOR                 CURRENT TERM
---------------------  ----  --------------------------  --------  ----------  -------------------  -------------------------------
DOMESTIC JACKUPS (12)
Ocean Crusader         200'  Mat Cantilever                GOM     Contracted  Walter Oil & Gas     two wells plus option
Ocean Drake            200'  Mat Cantilever                GOM     Contracted  Chevron/Texaco       two wells plus option
Ocean Champion         250'  Mat Slot                      GOM     Contracted  Millennium           one well plus option
Ocean Columbia         250'  Independent Leg Cantilever    GOM     Contracted  Kerr-McGee           one well extension plus option
Ocean Spartan          300'  Independent Leg Cantilever    GOM     Contracted  LLOG                 two wells plus option
Ocean Spur             300'  Independent Leg Cantilever    GOM     Contracted  Mariner              two wells
Ocean King             300'  Independent Leg Cantilever    GOM     Contracted  Houston Exploration  two wells
Ocean Nugget           300'  Independent Leg Cantilever    GOM     Contracted  Spinnaker            one well plus option
Ocean Summit           300'  Independent Leg Cantilever    GOM     Contracted  LLOG                 three wells plus option
Ocean Warwick          300'  Independent Leg Cantilever    GOM     Contracted  Newfield             one well


Ocean Titan            350'  Independent Leg Cantilever    GOM     Contracted  Stone Energy         second of two wells plus option
Ocean Tower            350'  Independent Leg Cantilever    GOM     Contracted  EOG Resources        second of two wells

                         DAYRATE
     RIG NAME            ($000S)       START DATE        EST. END DATE      FUTURE CONTRACT AND OTHER INFORMATION
---------------------   ---------   ----------------    ---------------    -----------------------------------------
DOMESTIC JACKUPS (12)
Ocean Crusader          mid 30's    early Sept. 2004    early Nov. 2004    Available; actively marketing.
Ocean Drake             mid 30s     late Aug. 2004      mid Oct. 2004      Available; actively marketing.
Ocean Champion          mid 30's    early Sept. 2004    late Oct. 2004     Available; actively marketing.
Ocean Columbia          mid 30's    early Sept. 2004    mid Oct. 2004      Available; actively marketing.
Ocean Spartan           high 30's   early Sept. 2004    late Nov. 2004     Available; actively marketing.
Ocean Spur              high 30's   early Sept. 2004    late Oct. 2004     Available; actively marketing.
Ocean King              mid 40s     late Aug. 2004      early Dec. 2004    Available; actively marketing.
Ocean Nugget            mid 30's    early Aug. 2004     late Sept. 2004    Available; actively marketing.
Ocean Summit            high 30's   early Sept. 2004    mid Dec. 2004      Available; actively marketing.
Ocean Warwick           low 40's    early Aug. 2004     late Sept. 2004    LOI for one well plus option in low 40's
                                                                           beginning late Sept. and ending early
                                                                           Oct. 2004. Available; actively marketing.
Ocean Titan             mid 40's    mid July 2004       early Oct. 2004    Available; actively marketing.
Ocean Tower             high 30's   mid July 2004       early Oct. 2004    Available; actively marketing.

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 13, 2004


     RIG NAME       WD       DESIGN            LOCATION     STATUS*      OPERATOR  CURRENT TERM                  DAYRATE ($000S)
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador    1,100'   Bethlehem
                              SS-2000          GOM          Contracted   PEMEX     four year term work           mid 50's
Ocean Whittington   1,500'   Aker H-3          GOM          Contracted   PEMEX     four year term work           low 60's
Ocean Worker        3,500'   F&G 9500
                              Enhanced
                              Pacesetter       GOM          Contracted   PEMEX     four year term work           high 60's
Ocean Yorktown      2,850'   F&G SS-2000       GOM          Contracted   PEMEX     four year term work           mid 40's

AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad         1,200'   Aker H-3          Gabon        Contracted   SASOL     one well                      high 40's

NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian      1,500'   Earl & Wright
                              Sedco 711
                              Series           North Sea    Contracted   Shell     one year                      high 40's
Ocean Princess      1,500'   Aker H-3          North Sea    Contracted   Talisman  three wells plus option       low 50's
Ocean Vanguard      1,500'   Bingo 3000        North Sea    Contracted   Talisman  one well                      low 60's

AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty        1,500'   Victory Class     Australia    Contracted   OMV       three wells                   mid 70's
Ocean Patriot       1,500'   Bingo 3000        New Zealand  Contracted   Tap Oil   one well                      high 70's
Ocean Epoch         1,640'   Korkut            Australia    Contracted   Santos    Exeter/Mutineer
                                                                                    development plus
                                                                                    option                       mid 60's
Ocean General       1,640'   Korkut            Vietnam      Contracted   PVE&P     five completion options       mid 50's
Ocean Baroness      7,000'   Victory Class     Indonesia    Contracted   Unocal    180 day option                110's
Ocean Rover         7,000'   Victory Class     Malaysia     Contracted   Murphy    one well                      low 120's
------------------------------------------------------------------------------------------------------------------------------------


RIG NAME          START DATE           EST. END DATE      FUTURE CONTRACT AND OTHER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
NTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------------------------------
MEXICO            MEXICO
------------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador  late July 2003       mid Dec. 2007      Available.
Ocean Whittington late July 2003       early Oct. 2006    Available.
Ocean Worker      mid Aug. 2003        late July 2007     Available.
Ocean Yorktown    late Oct. 2003       mid July 2007      Available.
AFRICA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad       early May 2004       late Sept. 2004    LOI for one year program in U.K. North Sea in low 80's beginning late Jan.
                                                           2005 and ending late Jan. 2006.  Available; actively marketing.
NORTH SEA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian    late March 2004      late March 2005    LOI for one year program in U.K. North Sea in low 80's beginning late Mar
                                                           2005 and ending late Mar. 2006.  Available; actively marketing.
Ocean Princess    early Aug. 2004      mid Oct. 2004      One well extension in low 60's beginning mid Oct. and ending late
                                                           Dec. 2004, followed by one year extension in low 80's beginning late
                                                           Dec. 2004 and ending late Dec. 2005. Available; actively marketing.
Ocean Vanguard    late June 2004       early Oct. 2004    One well in Norway with ENI in low 140's beginning early Oct. 2004 and ending early Jan. 2005.  Available; actively marketing.
AUSTRALASIA
------------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty      early Sept. 2004     late Dec. 2004     LOI for one well plus option in mid 70's beginning late Dec. 2004 and ending late Jan. 2005, followed by LOI for one well plus option in high
                                                           70's  beginning in late Jan. 2005 and ending mid Feb. 2005. Available;
                                                           actively marketing.
Ocean Patriot     early Sept. 2004     mid Sept. 2004     Mobe to Australia beginning mid Sept. and ending late Sept. 2004.  First of two wells with Bass Straits O&G beginning late Sept. and ending early
                                                           Oct.  Two wells with Santos beginning early Oct. and ending late Oct.
                                                           LOI for two wells plus option beginning late Oct. and ending mid Dec.
                                                           Second of two wells with Bass Straits beginning mid Dec. 2004 and ending mid Jan. 2005.  LOI for two wells beginning mid Jan. and ending mid Feb.
                                                           Two wells plus option with Santos beginning mid Feb. and ending late
                                                           April. LOI for four wells beginning late April and ending late July 2005.
                                                           All wells in high 70's. Available; actively marketing.
Ocean Epoch       mid Jan. 2004        late Feb. 2005     Available; actively marketing.
Ocean General     mid June 2004        late Oct. 2004     One well plus option and mobe/demobe with KNOC in mid 50's beginning late
                                                           Oct. and ending late Dec. 2004.  Available; actively marketing.
Ocean Baroness    late April 2004      early Nov. 2004    Available; actively marketing.
Ocean Rover       early Sept. 2004     early Oct. 2004    LOI for one assignment well in low 100's beginning early Oct. and ending early Nov., followed by LOI for second assignment well in lower 110's beginning early Nov. and ending late Dec. 2004.  Fourth option well with
                                                           Murphy declared in low 120's beginning late Dec. 2004 and ending mid
                                                           Jan. 2005.  Available; actively marketing.
------------------------------------------------------------------------------------------------------------------------------------

   DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF SEPTEMBER 13, 2004

                                                                                                                        DAYRATE
RIG NAME         WD          DESIGN                     LOCATION    STATUS*          OPERATOR       CURRENT TERM        ($000S)
--------         --          ------                     --------    -------          --------       ------------        -------

BRAZIL

Ocean Yatzy      3,300'      DP DYVI Super Yatzy        Brazil      Contracted       Petrobras      700 day extension   mid 70's
Ocean Winner     3,500'      Aker H-3                   Brazil      Contracted       Petrobras      700 day extension   mid 50's
Ocean Alliance   5,000'      Alliance Class             Brazil      Contracted       Petrobras      four-year contract  low 110's

INTERNATIONAL DRILLSHIPS (1)

Ocean Clipper    7,500'      DP Fluor/Mitsubishi        Brazil      Contracted       Petrobras      700 day extension   low 100's

INTERNATIONAL JACKUPS (2)

                                                                                                    one well plus
Ocean Sovereign    250'      Independent Leg Cantilever Indonesia   Contracted       Premier           option           low 60's


Ocean Heritage     300'      Independent Leg Cantilever    --       Dry tow to India DODI               --                  --



COLD STACKED (4)

Ocean Liberator    600'      Aker H-3                   S. Africa   Cold Stacked     DODI               --                  --
Ocean Endeavor   2,000'      Victory Class              GOM         Cold Stacked     DODI               --                  --
Ocean Voyager    3,200'      Victory Class              GOM         Cold Stacked     DODI               --                  --
Ocean New Era    1,500'      Korkut                     GOM         Cold Stacked     DODI               --                  --


RIG NAME        START DATE         EST. END DATE         FUTURE CONTRACT AND OTHER INFORMATION
--------        ----------         -------------         -------------------------------------

BRAZIL

Ocean Yatzy      early Nov. 2003   mid Oct. 2005         Available.
Ocean Winner     early April 2004  mid March 2006        Available.
Ocean Alliance   early Sept. 2000  mid Oct. 2004         Available.

INTERNATIONAL DRILLSHIPS (1)

Ocean Clipper    early Jan. 2003   early March 2006      Available; actively marketing.

INTERNATIONAL JACKUPS (2)


                                                         LOI for two wells plus option in low 60's in Bangladesh beginning late Oct.
                                                         2004 and ending late April 2005. Includes mobe/demobe. Available; actively
Ocean Sovereign  early Sept. 2004  mid Oct. 2004         marketing.

                                                         Lump sum mobe to India beginning early Sept. and ending mid Oct. Six wells plus four to seven options with Cairn Energy in lower 60's beginning mid
Ocean Heritage       --                --                Oct. 2004 and ending early May 2005. Available; actively marketing.

COLD STACKED (4)

Ocean Liberator      --                --                Cold stacked Nov. '02.
Ocean Endeavor       --                --                Cold stacked March '02.
Ocean Voyager        --                --                Cold stacked March '02.
Ocean New Era        --                --                Cold stacked Dec. '02.

NOTES:

* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS.

GOM = Gulf of Mexico